Note 14 - Net Income (Loss) Per Share	12 Months Ended
Oct. 31, 2023
Notes to Financial Statements
Earnings Per Share [Text Block]
(14)	Net Income (Loss) Per Share

The following is a reconciliation of the numerators and denominators of the net income (loss) per share computations for the periods presented:

	Years ended October 31,
	2023	2022	2021
Net income (loss) (numerator)	$2,066,498	$(347,091)	$6,610,516
Shares (denominator)	7,880,429	7,523,022	7,587,686
Basic and diluted net income (loss) per share	$0.26	$(0.05)	$0.87

Nonvested shares which have been issued and are outstanding as of October 31, 2022 totaling 357,927 were not included in the computation of basic and diluted net loss per share for the year ended October 31, 2022 (because to include such shares would have been antidilutive, or in other words, to do so would have reduced the net loss per share for that period).